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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report: (Date of earliest event reported) August 10, 2016


                           UNITED CANNABIS CORPORATION
                   -------------------------------------------
               (Exact name of registrant as specified in charter)


                                    Colorado
                ------------------------------------------------
         (State or other Jurisdiction of Incorporation or Organization)


                              1600 Broadway, Suite 1600
      000-54582                    Denver, CO 80202               46-5221947
-----------------------   -----------------------------------  -----------------
   (Commission File        (Address of Principal Executive       (IRS Employer
       Number)                         Offices                  Identification
                                    and Zip Code)                   Number)


                                 (303) 386-7321
                  -------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     See Item 2.03 of this report.

ITEM 2.03. CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

JSJ Investments

     On August 10, 2016 the Company borrowed $125,000 from JSJ Investments, Inc. The loan is evidenced by a promissory note which bears interest at 12% per year and is due and payable on May 10, 2017.

     The Company received $109,500 of net loan proceeds after deduction of the original issue discount ($6,250) and payment of legal and due diligence fees.

     The Company may pay the Note at any time prior to the date which is 180 days after the date of the Note (the "Prepayment Date"). Until the 60th day after the date of the Note, the Company may pay the principal of the Note, plus a premium of 25%, in addition to outstanding interest, without the Holder's consent. From the 61st day after the date of the Note to the Prepayment Date, the Company may pay the principal of the Note, plus a premium of 30%, in addition to outstanding interest, without the Holder's consent. After the Prepayment Date the Note may only be paid with the Holder's consent and, if paid, will have a premium of 30% in addition to the then outstanding principal amount of the Note plus accrued interest. At any time on or after the Maturity Date, the Company may repay the then outstanding principal of the Note, plus accrued interest, if any, to the Holder.

     At the option of the Holder, the Note may be converted into shares of the Company's common stock. The number of shares to be issued at each conversion will be determined by dividing the amount to be converted by the Conversion Price. The Conversion Price is $0.20 until the 180th day after the date of the Note. After the 180th day of the Note, the Conversion Price is 55% of the lowest trading price of the Company's common stock during the 10 trading days prior to the date of the conversion.

Item 3.02.  Unregistered Sales of Equity Securities.

     In connection with the issuance of the note referenced in Item 2.03 of this report the Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933. The holder of the note was a sophisticated investor and was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the issuance of the note. No commission was paid to any person in connection with issuance of the note.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED CANNABIS CORPORATION


Dated:  August 18, 2016              By:  /s/ Chad Ruby
                                          ------------------------------------
                                          Chad Ruby
                                          Chief Operating Officer